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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


      Date of report (Date of earliest event reported): September 25, 2001

                                 ENDOCARE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


          0-27212                                      33-0618093
  (Commission File Number)                (I.R.S. Employer Identification No.)

                                  7 STUDEBAKER
                            IRVINE, CALIFORNIA 92618
               (Address of principal executive offices)(Zip Code)

                                 (949) 595-4770
              (Registrant's telephone number, including area code)



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ITEM 5. Other Events.

                A press release issued jointly by the registrant and CryoCath Technologies Inc. on September 25, 2001 is attached to this report.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) EXHIBITS.

            EXHIBIT NO.            DESCRIPTION
            -----------            -----------
            99.1                   Press Release, dated September 25, 2001.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                                            ENDOCARE, INC.


Date :  September 25, 2001                  /s/   Paul W. Mikus
                                            ------------------------------------
                                            By:  Paul W. Mikus, President and
                                                 Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.                          Description
-----------                          -----------
99.1                                 Press Release dated September 25, 2001.



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